UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 4, 2016

Medgenics, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-35112 (Commission File Number)	99-0217544 (I.R.S. Employer Identification Number)

435 Devon Park Drive, Suite 715 Wayne, PA 19087 (Address of Principal Executive Offices, zip code)

(610) 254-4201 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On August 2, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of Medgenics, Inc. (the “Company”) approved the dismissal of Kost Forer Gabbay & Kasierer (“E&Y Israel”), with its principal office in Tel Aviv, Israel, as the independent registered public accounting firm of the Company effective August 4, 2016. The Company felt it will be appropriate to change from E&Y Israel, the Israel member firm of Ernst & Young Global Limited (“E&Y Global”) that has traditionally serviced the Company, to E&Y Global’s U.S. member firm, Ernst & Young LLP (“E&Y LLP”), in connection with the scale-up of the Company’s U.S.-based research and development operations.

The reports of E&Y Israel on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014 and through the date of this Form 8-K, the Company had no disagreements with E&Y Israel on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of E&Y Israel, would have caused E&Y Israel to make reference to the subject matter in its reports on the Company’s consolidated financial statements for such periods.

The Company provided E&Y Israel with a copy of this Current Report on Form 8-K and requested from E&Y Israel a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the above statements. A copy of E&Y Israel’s letter dated August 4, 2016 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 2, 2016, the Audit Committee approved the engagement of E&Y LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2016, effective August 4, 2016.

During the Company’s two most recent fiscal years and through the date of its engagement of E&Y LLP, neither the Company nor anyone on its behalf consulted with E&Y LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to its financial statements, and no written report or oral advice was provided to the Company by E&Y LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) relating to the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter from Kost Forer Gabbay & Kasierer to the U.S. Securities and Exchange Commission, dated August 4, 2016, regarding change in certifying accountant of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medgenics, Inc.

Date: August 4, 2016	By:	/s/ Brian D. Piper
Name: Brian D. Piper
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

16.1	Letter from Kost Forer Gabbay & Kasierer to the U.S. Securities and Exchange Commission, dated August 4, 2016, regarding change in certifying accountant of the Company.